UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  December 19, 2011

TRI CITY BANKSHARES CORPORATION

(Exact Name of Registrant as Specified in Its Charter)

Wisconsin

 (State or Other Jurisdiction of Incorporation)

000-09785	39-1158740
(Commission File Number)	(IRS Employer Identification No.)

6400 South 27th Street Oak Creek, Wisconsin	53154
(Address of Principal Executive Offices)	(Zip Code)

(414) 761-1610

 (Registrant’s Telephone Number, Including Area Code)

 (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐ Pre -commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐ Pre -commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01

On December 19, 2011, the Registrant issued a shareholder letter announcing the declaration of a dividend of $0.21 per share for the first quarter of 2012, payable January 13, 2012 to shareholders of record January 3, 2012.  A copy of the shareholder letter is attached as Exhibit 99.1 and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
99.1	Letter to shareholders dated December 19, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRI CITY BANKSHARES CORPORATION

Date: December 21, 2011	By:	/s/ Frederick R. Klug
Name: Frederick R. Klug
Title: Senior Vice President & CFO